United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

____________ May 9, 2018____________
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

____1-6479-1____
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Two Harbour Place
302 Knights Run Avenue, Suite 1200
____Tampa, Florida 33602____

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

OVERSEAS SHIPHOLDING GROUP, INC.

FORM 8-K
CURRENT REPORT

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 – Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements.

On May 9, 2018, Overseas Shipholding Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing first quarter 2018 earnings.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description
99.1	Press Release dated May 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: May 9, 2018	By	/s/ Richard Trueblood
Name: Richard Trueblood Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 9, 2018.